PROMISSORY NOTE


$25,000.00                                                        March 19, 2003

                  FOR VALUE RECEIVED, the undersigned ("Maker") hereby promises to pay to Durham Jones & Pinegar, PC ("Holder"), or to order, at such location as Holder may designate, the principal sum of Twenty-five Thousand Dollars ($25,000.00), together with interest thereon at the rate of eighteen percent (18%) per annum.

                  Principal and accrued interest, shall be payable in full on April 1, 2004. Principal shall be payable only in lawful money of the United States of America. Payments shall be applied first to accrued and unpaid interest, and then to the unpaid principal balance.

                  In the event that: (a) any installment provided for hereunder is not paid in full on its due date, or (b) Maker has filed a petition seeking that Maker be adjudged a bankrupt or Maker makes a general assignment for the benefit of creditors or suffers the appointment of a receiver, or becomes insolvent, or (c) fails to make payments to Holder under the terms of a settlement agreement of even date herewith when and as such payments become due, then in any of such events, the entire remaining unpaid balance of principal owing hereunder shall, at the option of Holder and without notice or demand, become immediately due and payable, and the unpaid balance hereunder shall accrue interest at the rate twenty-five percent (25%) per annum. In the event of default by Maker in the payment of this Promissory Note, Holder shall be entitled to recover all costs and expenses reasonably incurred in collecting the same, including reasonable attorney's fees.

                  This note and Maker's obligations hereunder are secured by a pledge of securities pursuant to the terms of a Pledge and Security Agreement of even date herewith, by this reference incorporated in and made a part of this Note.

                  Maker waives presentment for payment, protest, demand, notice of dishonor, and notice of nonpayment.

                  DATED as of the day, month and year first above-written.

                                    MAKER:

                                    NEBO PRODUCTS, INC.


                                    By:     /s/ Scott Holmes
                                         ---------------------------
                                         Scott Holmes, President

                             STOCK PLEDGE AGREEMENT

         STOCK PLEDGE AGREEMENT ("Agreement") entered into as of the 19th day of March 2003, by and between Durham Jones & Pinegar, PC, a Utah professional corporation ("Secured Party") and NEBO Products, Inc., a Utah corporation having its principal executive offices at 12382 Gateway Parkplace #300, Draper, Utah 84020 ("Debtor").

                                    RECITALS

         A. Debtor has entered into an agreement and promissory note for the payment of amounts owing to Secured Party for services performed and costs advanced on behalf of Debtor.

         B. Secured Party is willing to extend terms for payment of those obligations of Debtor contingent upon the pledge of securities as provided herein.

         NOW, THEREFORE, in consideration of the premises, the mutual covenants and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Grant of Security Interest. Debtor grants, pledges, hypothecates, transfers and assigns to the Secured Party, as collateral and security for the obligations and performance of the Debtor a total of 2,000,000 shares of Common Stock of Debtor (the "Guarantee Shares"). The Guarantee Shares are registered in the name of Secured Party and are, together with any substitutes therefor, or proceeds thereof, hereinafter referred to collectively as the "Collateral."

         2. Obligations Secured. During the term hereof, the Collateral shall secure any obligations of the Debtor to Secured Party arising under or in connection with the promissory note and other agreements or arrangements between Debtor and Secured Party upon any default by or failure of the Debtor to perform their obligations thereunder (all such obligations, the "Secured Obligations").

         3. Perfection of Security Interests. Upon execution of this Agreement by Debtor, Debtor shall deliver and transfer possession of the stock certificate for 2,000,000 shares of Common Stock (the "Certificate") to Secured Party to be held by Secured Party or a mutually acceptable third party until the earlier of
(i) the termination of this Agreement or (ii) foreclosure of Secured Party's security interests as provided herein. The Debtor shall also execute all documents and perform all acts as Secured Party may reasonably request in order to perfect and maintain a valid security interest for Secured Party in the Collateral.

         4. Assignment. Secured Party may assign or transfer the whole or any part of its security interest granted hereunder, and may transfer as collateral security the whole or any part of Secured Party's security interest in the Collateral. Any transferee of the Collateral shall be vested with all of the rights and powers of Secured Party hereunder with respect to the Collateral.

         5. Warranty of Title. Debtor hereby represents and warrants to Secured Party as follows: (i) that upon transfer by Debtor of the Certificate to Secured Party pursuant to this Agreement at such time, if any, as the occurrence of an event of default by the Debtor under the promissory note or any other agreement related to the Secured Obligations, Secured Party will have good title (both record and beneficial) to the Collateral; (ii) that there are no restrictions upon Debtors' transfer and pledge of any of the Collateral pursuant to the provisions of this Agreement; and this Agreement constitutes a legal, valid and binding obligation of the Debtor enforceable in accordance with its terms, (iii)


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

that the Collateral is free and clear of any encumbrances of every nature whatsoever, Debtor is the sole owner of the Guarantee Shares, and such shares are duly authorized, validly issued, fully paid and non-assessable. Debtor further agrees not to grant or create, any security interest, claim, lien, pledge or other encumbrance with respect to the Collateral or attempt to sell, transfer or otherwise dispose of any of the Collateral until the Secured Obligations have been paid in full. The Debtor represents and warrants that the Guarantee Shares are duly authorized, validly issued, fully paid and non-assessable and that it will not permit the transfer of the Guarantee Shares except in accordance with this Agreement while the same is in effect.

         6. Collection of Dividends and Interest. During the term of this Agreement and so long as Debtor is not in default hereunder, Debtor is authorized to collect all dividends, distributions, interest payments, and other amounts that may be, or may become, due on any of the Collateral.

         7. Voting Rights. During the term of this Agreement and until such time as this Agreement has terminated or Secured Party has exercised its rights under this Agreement to foreclose its security interest in the Collateral, the Board of Directors of Debtor shall have the sole voting authority over such shares of Common Stock; provided, however, that the authority to vote such shares does not extend to the right to approve any business combination, sale of all or substantially all of the assets or shares of the Debtor or similar transactions in which the value of the Collateral may be adversely affected or the control of the Debtor may be changed.

         8. Registration Rights. The Guaranty Shares are subject to certain registration rights as set forth in the Registration Rights Agreement of even date herewith between the Debtor and the Secured Party as set forth in this
Section 8. During the term of this Agreement, the Debtor may not file any registration statement with the Securities and Exchange Commission ("Commission") (other than registration statements filed on Form S-8 or Form S-4, each as promulgated under the Securities Act of 1933, as amended, pursuant to which the Debtor is registering securities pursuant to an employee benefit plan or pursuant to a merger, acquisition or similar transaction, including supplements thereto, but not additionally filed registration statements in respect of such securities) at any time when there is not an effective registration statement covering the resale of the Guaranty Shares and naming the Secured Party as a selling stockholder thereunder, unless the Debtor provides the Secured Party with not less than 20 days written notice of its intention to file such registration statement and provides the Secured Party the option to include any or all of the applicable Guaranty Shares therein. The piggyback registration rights granted to the Secured Party pursuant to this Section shall continue until all of the Guaranty Shares have been sold in accordance with an effective registration statement or upon the expiration of this Agreement. In addition, in the event of a default under this Agreement by Debtor, the Secured Party may demand registration of the Guaranty Shares under any available and applicable registration statement. The Debtor will pay all registration expenses in connection therewith.

         9. Warrants and Options. In the event that, during the term of this Agreement, subscription warrants, dividends, or any other rights or options shall be issued in connection with the Collateral, such warrants, dividends, rights and options shall be immediately delivered to Secured Party to be held under the terms hereof in the same manner as the Collateral.

         10. Preservation of the Value of the Collateral and Reimbursement of Secured Party. Debtor shall pay all taxes, charges, and assessments against the Collateral and do all acts necessary to preserve and maintain the value thereof. On failure of Debtor so to do, Secured Party may make such payments on account thereof as (in Secured Party's discretion) is deemed desirable, and Debtor shall reimburse Secured Party immediately on demand for any and all such payments expended by Secured Party in enforcing, collecting, and exercising its remedies hereunder. If at any time during the term hereof, Secured Party considers the value of the Collateral to be less than the amounts due and owing under the Secured Obligations and all other amounts secured hereby, the Debtor will, at the request of Secured Party, surrender additional shares of Common Stock with


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

an aggregate market value sufficient to cover the outstanding amounts and pledge the same to Secured Party as additional Collateral for the obligations secured hereby.

         11.      Default and Remedies.

                  (a) For purposes of this Agreement, "Event of Default" shall mean

                            (i) default in or under any of the Secured Obligations after the expiration, without cure, of any applicable cure period; and

                           (ii)     a breach by  Debtor of any of its
                                    representations, warranties, covenants or agreements in this Agreement.

                  (b) During the term of this Agreement, the Secured Party shall have the following rights after any Event of Default and for so long as the Secured Obligations are not satisfied in full:

                           (i) the rights and remedies provided by the Uniform Commercial Code as adopted by the State of Utah (as said law may at any time be amended);

                           (ii)     the  right  to  receive   and  retain  all
                                    dividends, payments and other distributions of any kind upon any or all of the Guarantee Shares or other Collateral;

                           (iii) the right to cause any or all of the Guarantee Shares or other Collateral to be transferred to its own name and have such transfer recorded in any place or places deemed appropriate by Secured Party; and

                           (iv) the right to sell, at a public or private sale, the Collateral or any part thereof for cash, upon credit or for future delivery, and at such price or prices in accordance with the Uniform Commercial Code (as such law may be amended from time to time). Upon any such sale, Secured Party shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. In case of any sale of all or any part of the Collateral upon terms calling for payments in the future, any Collateral so sold may be retained by Secured Party until the selling price is paid by the purchaser thereof, but Secured Party shall incur no liability in the case of the failure of such purchaser to take up and pay for the Collateral so sold and, in the case of such failure, such Collateral may again be sold upon like notice. Secured Party, however, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the security interest and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction, the Debtor having been given due notice of all such action. Secured Party shall incur no liability as a result of a sale of the Collateral or any part thereof. All proceeds of any such sale, after deducting the reasonable expenses and reasonable attorneys fees incurred in connection with such sale, shall be applied in reduction of the Secured Obligations and the remainder, if any, shall be paid to Debtor.


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


         12. Waiver. Debtor waives any right that it may have to require Secured Party to proceed against any other person, or proceed against or exhaust any other security, or pursue any other remedy Secured Party may have.

         13. Term of Agreement. This Agreement shall continue in full force and effect until the Secured Obligations shall have been paid in full and the security interests are thereby released. Upon termination of this Agreement, the Collateral shall be returned within five (5) Business Days to Guarantors or counsel for the Company.

         14.      General Provisions.

                  14.1 Binding Agreement. This Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the respective parties hereto.

                  14.2 Captions. The headings used in this Agreement are inserted for reference purposes only and shall not be deemed to define, limit, extend, describe, or affect in any way the meaning, scope or interpretation of any of the terms or provisions of this Agreement or the intent hereof.

                  14.3 Counterparts. This Agreement may be signed in any number of counterparts with the same effect as if the signatures upon any counterpart were upon the same instrument. All signed counterparts shall be deemed to be one original.

                  14.4 Further Assurances. The parties hereto agree that, from time to time upon the written request of any party hereto, they will execute and deliver such further documents and do such other acts and things as such party may reasonably request in order fully to effect the purposes of this Agreement.

                  14.5 Waiver of Breach. Any waiver by either party of any breach of any kind or character whatsoever by the other, whether such be direct or implied, shall not be construed as a continuing waiver of or consent to any subsequent breach of this Agreement.

                  14.6 Cumulative Remedies. The rights and remedies of the parties hereto shall be construed cumulatively, and none of such rights and remedies shall be exclusive of, or in lieu or limitation of any other right, remedy, or priority allowed by applicable law.

                  14.7 Amendment. This Agreement may be modified only in a written document that refers to this Agreement and is executed by Secured Party and by Guarantors.

                  14.8     Interpretation.   This  Agreement   shall  be
interpreted, construed, and enforced according to the substantive laws of the State of Utah.

                  14.9 Attorneys' Fees. In the event any action or proceeding is brought by either party to enforce the provisions of this Agreement, the prevailing party in such action shall be entitled to recover its costs and reasonable attorneys' fees, whether such sums are expended with or without suit, at trial, or on appeal.

                  14.10 Notice. Any notice or other communication required or permitted to be given hereunder shall be effective upon receipt. Such notices may be sent (i) in the United States mail, postage prepaid and certified, (ii) by express courier with receipt, (iii) by facsimile transmission, with a copy subsequently delivered as in (i) or (ii) above. Any such notice shall be addressed or transmitted as follows:


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


         If to Debtor:     To the address in the first paragraph of this
                           Agreement.

         If to Secured Party:

                                    Durham Jones & Pinegar, P.C.
                                    Paul M. Durham, President
                                    Suite 900, Broadway Centre
                                    111 East Broadway
                                    Salt Lake City, Utah  84111

or such other address as may be designated in writing hereafter, in the same manner, by such person.

                  14.11 Acknowledgement by Debtor. In the event that any provision of the promissory note or this Agreement as applied to any party or circumstances shall be adjudged by a court to be invalid or unenforceable, Debtor acknowledges and agrees that this Agreement shall remain valid and enforceable in all respects against it.

         IN WITNESS WHEREOF, the Parties have executed this Agreement as of the day, month and year first above written.

         SECURED PARTY:

         DURHAM JONES & PINEGAR, P.C.


         By:      /s/ KR Pinegar
              ---------------------------------------
         Its:     Vice President
              ---------------------------------------


         DEBTOR:

         NEBO PRODUCTS, INC.


         By:      /s/ Scott Holmes
             ----------------------------------------

         Its:     /s/ President
              ---------------------------------------